                                                 [LOGO]

THE FOREIGN & COLONIAL
EMERGING MIDDLE EAST FUND, INC.

ANNUAL REPORT
OCTOBER 31, 1996

                     [LOGO]

GENERAL INFORMATION

THE FUND

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investment primarily in equity securities of Middle East issuers. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of emerging Middle East issuers, with an anticipated emphasis on Egypt, Jordan, Morocco, Oman and Tunisia. The balance of the Fund's assets are invested in equity and corporate debt securties of other Middle East issuers and sovereign debt obligations of Middle East countries.

THE INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited (the "Investment Adviser"), an affiliate of Foreign & Colonial Management Ltd., is the Fund's investment adviser.

Effective May 1996, Ebru Ozsezgin assumed responsibility as day-to-day portfolio manager of the Fund. Ms. Ozsezgin is responsible for all Middle Eastern investments for Foreign & Colonial Emerging Markets Ltd. Previously, she was a Fund manager specializing in emerging markets at Framlington Investment Management for two years. Prior to this position, she was an analyst at Global Securities in Istanbul for four years.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "ForClE" or "ForegnColon". The Fund's NYSE trading symbol is "EME".

Net asset value and market price information regarding the Fund's shares are published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers. All inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, State Street Bank and Trust Company, at 800-426-5523.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares are registered in their own names are deemed to have elected to have all distributions (net of any applicable U.S. withholding tax) reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares a dividend or capital gain distribution payable either in the Fund's shares or in cash, as shareholders may have elected, participants in the Plan will receive shares of the Fund, as outlined below. Whenever the market price per share is equal to or exceeds the net asset value per share as of the valuation date, participants will be issued new shares at a price per share equal to the greater of (a) the net asset value per share on that date or (b) 95% of the market price per share on that date. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the immediately preceding trading day. The Fund will not issue shares under the Plan at a price below net asset value. If net asset value exceeds the market price of the Fund's shares on the valuation date, or if the Fund should declare a dividend or capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, purchase shares in the open market, on the NYSE or elsewhere, for the participants' accounts on or shortly after the payment date. If, prior to the Plan Agent completing its purchases, the market price per share exceeds net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share of the Fund, resulting in the acquisition of fewer shares than if the dividend or capital gain distribution had been paid in shares issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the entire dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $2.50 fee plus brokerage commission.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information required by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions is borne by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gain distributions.

The automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. To the extent dividends and distributions are reinvested in additional shares issued by the Fund, participants should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the valuation date, of the shares received (regardless of the net asset value of the shares on the valuation date), and should have a cost basis in such shares equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution of the cash distribution that such shareholder would have received had it not elected to have such distribution reinvested.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid (i) subsequent to notice of the change sent to all shareholders of the Fund at least 90 days prior to the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' prior written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209

OTHER INFORMATION

Since October 31, 1995, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) changes to the Fund's charter or by-laws, and (iii) material changes in the principal risk factors associated with investment in the Fund.

REPORT OF INVESTMENT ADVISER

Dear Shareholder:

We are pleased to present the annual report of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") for the year ended October 31, 1996.

MOROCCO

The Moroccan stock market rose 38.1% in US$ terms during the twelve months ended October 31, 1996. Liquidity on the Casablanca Stock Exchange is improving due mainly to the introduction of mutual funds. During the nine months ended, September 30, 1996, DH 2.3 billion has been invested in such funds, compared to DH 1 billion during all of 1995.

Widespread rainfall led to expectations of 9.5% Gross Domestic Product ("GDP") growth for this year, with estimates of 4% for next year. Investments are anticipated to accelerate significantly as Morocco is expected to witness two consecutive years of good rainfall for the first time this decade. The government continues its efforts to reduce dependence on agriculture for economic performance. Recent measures include plans to build fifty dams within the next ten years and create a more investor-friendly environment to boost foreign direct investment.

The upcoming elections for the two chambers of parliament should provide a step towards a more democratic regime. King Hassan II held a referendum in September whereby over 99% of the population voted for the creation of a second chamber. Political tension with Algeria seems to have calmed down after Prince Sidi Mohamed and the powerful Minister of Interior met the Polisario in Rabat. The inauguration of the Maghreb-Europe gas pipeline will also contribute to the development of an economic relationship between the two countries.

EGYPT

The Hermes Financial Index appreciated 13.1% during the twelve months ended October 31, 1996. Liquidity has improved significantly due to the creation of a number of mutual funds.

Egypt successfully completed the first phase of the International Monetary Fund ("IMF") economic restructuring program and embarked on the second phase involving privatization and liberalization. The clean bill of health received from the IMF led to the cancellation of the final tranche of the Paris Debt Relief programme which will reduce foreign debt by US$ 4 billion and debt service by US$ 240 million.

The political environment has been dominated by Egypt's efforts to secure a peace agreement between the Arab world (particularly Syria and Lebanon) and the new Israeli government. This was demonstrated by President Mobarak's visit to the United States in July and the joint conference between him and Syrian President Assad. Despite signs of renewed tension between the Israeli government and the Palestinians and despite Egypt's clear support for the Palestinian position, Egypt elected to go forward with the Middle East and North Africa Economic Summit to confirm its position in support of planned economic growth.

Future economic growth is likely to be stimulated by a gradual loosening of macro-economic policies through a reduction in interest rates and further social spending. However, the privatization program will lead to higher participation of the private sector in the economy and will be the major influence on growth through improved productivity and higher investment. GDP growth for 1996 is estimated to range between 4-5%, with target growth of 6% by the year 2000.

ISRAEL

The Mishtanim Index lost 10.6% in US$ terms over the past twelve months. The performance of the Tel Aviv Stock Exchange reflects the regional unrest and debate over the long-term success of the peace process. Provident funds continued to suffer net withdrawals of NIS 1.06 billion in September. NIS 11.9 billion has been withdrawn during the nine months ended September 30, 1996, compared to NIS 6.2 billion during all of 1995. This continues the trend of a switch from provident funds to inflation-linked deposits. Foreign investors continue to wait on the sidelines for political and economic developments to unfold.

The government plans to implement budget cuts of NIS 4.9 billion in 1997 in an effort to reduce the public deficit. These reductions passed the first round of Knesset approval but another two rounds must be passed before final approval. Opposition from interested parties, especially defense and low-income groups, is anticipated.

Capital market reform has become a priority due to continuing withdrawals from provident and mutual funds. Reducing investment in designated bonds to 50% from 70% which would result in reduced interest, taxing short-term savings, and increased investment in foreign markets are some of the measures being considered. Prime Minister Netanyahu is expected to present a detailed plan for reviving the delayed privatization program shortly.

TURKEY

During the twelve months ended October 31, 1996, the Istanbul Stock Exchange declined 5.3% in US$ terms. Despite growing disagreements concerning the direction and conduct of foreign policy and economic priorities, it appears that the Welfare-True Path government is likely to last into 1997. The coalition experienced its first crisis during Prime Minister Erbakan's trip to Libya, where Libyan leader Gaddafi criticized Turkey's policy towards the West and its Kurdish population. In minor municipal bi-elections, the coalition partners achieved large margin victories. Having survived these challenges, the future of the coalition, at least through 1997, seems assured. The most significant threat to the coalition future, however, is a rekindling of anti-secular talk from the Welfare wing, which irritates nationalist True Path deputies, and may cause further resignations. However, since its Grand Convention in October, the party is making visible efforts to move to the mainstream and soften its rhetoric.

The administration has recently raised its 1996 Gross National Product forecast to 7.9%, which is in line with consensus forecasts. 1997 growth forecasts are 4.4%, but assuming an expansionary fiscal policy, rising disposable incomes and a recovery in European Union ("EU") economies that should prove to stimulate Turkish exports in the second half of 1997, we believe 6% GDP growth is more likely. The Consumer Price Index ("CPI") currently hovers around 80%, and is expected to reach 90% by the end of 1996. It appears that the threat of competition from EU imports is keeping price increases in check in many sectors. Inflation may fall slightly in 1997, due to lower oil prices and parastatal price hikes.

The coalition made a good start on privitizations by opening tenders for long-term leases on eight harbors and on the loss-making tiremaker, Petlas. Etibank, to be split into two separate banks, will be privatized soon. A third GSM license may be auctioned off before the end of the year. Fiscal 1997 targets US$ 4 billion worth of privatization and asset sales, although the markets are skeptical about mass privatizations. The administration needs to privatize one of the five quoted parastatals or Turk Telefom, in order to achieve credibility. A social security reform bill currently moving through the Grand Assembly aims at closing the budget deficits by raising the minimum retirement age. Although, in its present form, it fails to satisfy the World Bank.

LEBANON

The priority of both the government and Central Bank is to create economic stability in order to allow for the full physical reconstruction of Lebanon. This would in turn lead to the creation of a fully functioning, modern, free-market economy.

The government's need for capital together with the fact that there is still some residual local uncertainty over economic growth, ensure that treasury bill rates will remain high. High interest rates enable the government to continue to attract capital into Lebanon from outside sources and restrict local liquidity, which will also help to keep inflation under control.

Following the Israeli raids on Lebanon in April, there was a slowdown in the economy, as confidence was shaken in the consumer and business environments and private sector investment intentions were affected. The government's need to rebuild integral parts of the country's infrastructure quickly, including roads and electricity supplies, resulted in a short-term rise in public debt. Recently, Lebanon received loans of US$ 183.5 million from international financial institutions to be used as part of the wider reconstruction effort. Initial 1996 GDP growth estimates of 7% have been reduced to approximately 5% after the Israeli attacks, followed by lower spending and declining tourism. Despite these setbacks, the Lebanese pound has remained strong and foreign exchange reserves are at approximately the same levels as before the attacks.

OMAN

Over the twelve months ended October 31, 1996, the Muscat Securities market appreciated 22.4%. There is a massive effort in the country to replace foreign employees in all industries with Oman natives. Royal succession remains the major issue on the political scene. Currently, the Sultan's uncle is the only potential successor.

Although the economy is still driven by oil resources, overall reserves are modest. Oil revenues provide a comfortable cushion but yield per capita income of only US$ 5,000-6,000. The government, which operates under a five year development plan, is attempting to diversify the economy away from oil.

A number of industrial estates are being established throughout the country to provide subsidized services to investors planning light manufacturing. Other initiatives include developing the infrastructure of the Omani interior in order to provide services and employment for Oman's growing population, much of which stems from rural areas. The government has also emphasized income diversification in an effort to open the country to foreign partnerships in the economy, particularly in the form of joint ventures.

JORDAN

Over the last twelve months, the Amman Stock Exchange declined 6.9%. King Hussein continues his policy of being a regional negotiator, however, Jordanian-Israeli relations have run into a rough patch since the controversial tunnel in Jerusalem was opened. Gulf ties continue to improve following King Hussein's visit to Saudi Arabia. France's President Chirac visited Jordan for the first time and signed a FF 80 million financial protocol between the two countries.

Jordan is experiencing a one-off increase in inflation this year to 8%. This can be primarily attributed to the recent slashing of subsidies on foodstuffs, which has a 41% weighting in the CPI. Reserve levels are still short of the level at which the government would feel comfortable to ease monetary policy. The current reserve level is US$ 550 million, with a year-end target of US$ 620 million, up from US$ 450 million at the end of 1995. GDP growth is slowing down to approximately 5%, but since interim numbers are not announced, it is difficult to maintain a firm forecast.

Jordan's Central Bank has introduced measures that provide the banks with greater flexibility to manage the compulsory reserve requirement on their Dinar deposits. The directive allows banks to use 20% of their compulsory requirements on Dinar deposits for short-term liquidity needs, provided that the full reserve requirement is available at the end of every month.

The pace of new equity issues from the private-sector has plateaued. As part of the government's privatization program, the Jordan Investment Corporation is moving forward with its divestiture program, which should add liquidity to the market. A new companies law has also been presented to Parliament and is expected to be examined soon. Baring opposition-led resistance in Parliament, especially by the Islamic block, the new reforms should proceed unhindered.

TUNISIA

The stock market depreciated 4.9% during the last twelve months. In June, President Ben Ali made some small scale modifications to the cabinet. Three major posts were changed, primarily to improve the commercial climate and restore confidence in the business community. The President is attempting to satisfy World Bank requirements. Employment legislation has been liberalized, making it easier to hire and fire workers, a significant World Bank demand since 1990.

Due to a recovery from years of drought, the authorities are now predicting that real GDP growth in 1996 will total 7.5-8.0%, a substantial improvement from the 3.4% and 3.3% achieved during 1995 and 1994, respectively. Indeed, the country's new five-year plan, to begin in 1997, targets a move to a significantly high growth regime, an average of 6.2% per annum for the period. In order to achieve such growth, Tunisia needs to concentrate on improving competitiveness in order to increase exports and maintain a strong domestic industry in the face of greater integration with the EU after the signing of the partnership agreement last year. The plan also forecasts that foreign debt will decline to 44.7% of GDP compared with the current level of 51%. Exports are anticipated to grow 6.3% per annum, and the current account deficit is forecast to drop to 2.2% of GDP, versus 3.9% in the current five-year plan. In addition to the sixty companies that have already been sold, another sixty-two companies out of a proposed list of 500 are expected to be privatized.

We continue to believe that investing in the Middle Eastern equity markets will provide attractive long-term growth. We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Ebru Ozsezgin
Portfolio Manager
THE FOREIGN & COLONIAL
EMERGING MIDDLE EAST FUND, INC.

PORTFOLIO OF INVESTMENTS

October 31, 1996

----------------------------------------------------------------------
EQUITY & EQUITY EQUIVALENTS--97.36%
--------------------------------------------------------------------------------

  SHARES                                                                               VALUE
----------                                                                          -----------
                                                                     EGYPT--24.45%
            APPAREL & TEXTILES--1.27%
    25,716  El Nasr Clothing & Textile Co. (KABO).................................  $   550,247
                                                                                    -----------
            CHEMICALS--1.76%
     3,000  Paints & Chemicals Ind. (PACIN).......................................      758,824
                                                                                    -----------
            CONSTRUCTION--6.83%
    41,473  Amreyah Cement........................................................      719,679
    11,750  Madinet Nasr City.....................................................      691,176
    49,230  Suez Cement...........................................................      696,551
    45,980  Torah Cement..........................................................      838,459
                                                                                    -----------
                                                                                      2,945,865
                                                                                    -----------
            FINANCIAL SERVICES--4.10%
     8,884  Commercial International Bank (CIB)...................................    1,164,065
    42,105  Commercial International Bank (CIB)--GDR (a)(d).......................      605,259
                                                                                    -----------
                                                                                      1,769,324
                                                                                    -----------
            FOOD & BEVERAGE--4.53%
    41,125  Misr for Soft Drinks (MISROOB) (d)....................................      323,557
    21,200  Misr Gulf Oil Proc. Co. (MIGOP) (b)...................................      382,099
    38,590  North Cairo Flour Mills...............................................    1,248,500
                                                                                    -----------
                                                                                      1,954,156
                                                                                    -----------
            HOTELS--1.85%
    34,989  Misr for Hotels (Hilton)..............................................      800,116
                                                                                    -----------
            PHARMACEUTICALS--2.71%
    25,200  Egyptian International Pharmaceuticals (EIPICO).......................    1,171,059
                                                                                    -----------
            STEEL--1.40%
    12,000  Alexandria National Iron & Steel (ANSDK)..............................      511,765
     2,000  Alexandria National Iron & Steel (ANSDK) (b)(c)(d)....................       91,400
                                                                                    -----------
                                                                                        603,165
                                                                                    -----------
                                                                                     10,552,756
                                                                                    -----------
                                                                    ISRAEL--16.36%
            BANKING--1.33%
     5,612  First International Bank..............................................      575,654
                                                                                    -----------
            CHEMICALS-- 2.09%
   504,000  Israel Chemicals (d)..................................................      412,182
    84,000  Makhteshim Chemical Works.............................................      490,363
                                                                                    -----------
                                                                                        902,545
                                                                                    -----------
            ELECTRONICS --2.46%
     3,808  Clal Elec. Ind........................................................      291,916
    12,975  Elco Holdings.........................................................      317,941
    45,000  Elron Electr Inds. Ltd................................................      450,000
                                                                                    -----------
                                                                                      1,059,857
                                                                                    -----------
            ENGINEERING & CONSTRUCTION--2.13%
    10,710  Koor Industries.......................................................      921,021
                                                                                    -----------
            PHARMACEUTICALS--2.14%
    22,000  Teva Pharmaceuticals--ADR.............................................      924,000
                                                                                    -----------
            RETAIL TRADE--3.49%
    37,000  Blue Square Israel Ltd.--ADR (d)......................................      596,995
    40,523  Super Sol.............................................................      907,906
                                                                                    -----------
                                                                                      1,504,901
                                                                                    -----------
            TELECOMMUNICATIONS--2.72%
    28,500  ECI Telecom Ltd.--ADR.................................................      570,000
    30,000  Nice Systems Ltd.--ADR (d)............................................      603,750
                                                                                    -----------
                                                                                      1,173,750
                                                                                    -----------

  SHARES                                                                               VALUE
----------                                                                          -----------
                                                                                      7,061,728
                                                                                    -----------
                                                                     JORDAN--1.22%
            CEMENT--0.57%
   125,000  Jordan Industrial Resources (d).......................................  $   244,787
                                                                                    -----------
            CHEMICALS--0.65%
    60,000  Jordan Cement Factories (d)...........................................      281,488
                                                                                    -----------
                                                                                        526,275
                                                                                    -----------
                                                                    LEBANON--4.76%
            BANKING--3.02%
    93,000  Banque Audi SAL--GDR (d)..............................................    1,302,000
                                                                                    -----------
            REAL ESTATE--1.74%
     6,450  Solidere-B Warrants (d)...............................................      751,425
                                                                                    -----------
                                                                                      2,053,425
                                                                                    -----------
                                                                   MOROCCO--37.97%
            AUTOMOTIVE & TRUCKS--1.88%
     4,700  Auto Hall.............................................................      812,072
                                                                                    -----------
            BANKING--6.39%
    11,484  Banque Commerciale du Maroc (BCM).....................................      918,032
    30,000  Banque Marocaine Du Commerce Exterieur (BMCE)--GDR....................      476,250
    20,125  Credit Immobilier et Hotelier (CIH)...................................      442,766
    14,273  Wafabank..............................................................      920,680
                                                                                    -----------
                                                                                      2,757,728
                                                                                    -----------
            CONGLOMERATES--9.34%
    22,000  Financiere Diwan (b)..................................................      506,825
    24,200  Omnium Nord Africain..................................................    1,393,768
    33,029  Societe Nationale d'Investissement (SNI)..............................    2,130,535
                                                                                    -----------
                                                                                      4,031,128
                                                                                    -----------
            CONSTRUCTION--3.91%
    38,534  Cimenterie de l'Oriental (CIOR) (d)...................................    1,686,681
                                                                                    -----------
            ELECTRICAL EQUIPMENT--1.09%
     7,189  Alcatel Alsthom CGE Maroc.............................................      472,007
                                                                                    -----------
            FINANCIAL SERVICES--3.39%
    11,887  Credit Eqdom..........................................................    1,465,080
                                                                                    -----------
            FOOD & BEVERAGE--8.47%
    10,674  Branoma...............................................................    1,204,921
    15,187  Brasseries du Maroc (BDM).............................................    2,449,093
                                                                                    -----------
                                                                                      3,654,014
                                                                                    -----------
            MINING--1.06%
    11,855  Sonasid CS (d)........................................................      456,093
                                                                                    -----------
            PETROLEUM REFINING--1.11%
    16,572  Societe Marocaine de L'Industrie et Du Rafinage (SAMIR)...............      477,221
                                                                                    -----------
            TRUCKING & FREIGHT--1.33%
    16,355  Cie de Transport du Maroc (CTM-LN)....................................      574,587
                                                                                    -----------
                                                                                     16,386,611
                                                                                    -----------
                                                                       OMAN--2.19%
            INVESTMENT COMPANIES--2.19%
    87,000  Oryx Fund (d).........................................................      946,125
                                                                                    -----------

  SHARES                                                                               VALUE
----------                                                                          -----------
                                                                    TURKEY--10.41%
            APPAREL & TEXTILES--0.32%
   997,316  Aksa..................................................................  $   137,136
                                                                                    -----------
            BANKING--0.18%
   650,000  Akbank................................................................       79,260
                                                                                    -----------
            CONSTRUCTION--5.61%
 2,200,000  Alarko Sanayi (d).....................................................      279,680
 2,967,069  Cimentas..............................................................      338,706
 8,660,000  Eczacibasi Yapi (EYAP) (d)............................................      323,537
12,000,000  Ege Seramik (d).......................................................      404,732
18,162,996  Trakya Cam............................................................    1,074,399
                                                                                    -----------
                                                                                      2,421,054
                                                                                    -----------
            CONSUMER DURABLES--1.59%
 4,492,000  Ardem.................................................................      687,599
                                                                                    -----------
            FOOD & BEVERAGE--1.00%
 4,712,000  Guney Biracilik.......................................................      430,320
                                                                                    -----------
            PAPER--1.71%
 7,893,000  Kartonsan.............................................................      737,204
                                                                                    -----------
                                                                                      4,492,573
                                                                                    -----------

TOTAL EQUITY & EQUITY EQUIVALENTS (cost $36,683,478)--97.36%......................   42,019,493
Other assets less liabilities--2.64%..............................................    1,137,422
                                                                                    -----------
NET ASSETS (applicable to 2,807,169 shares; equivalent to $15.37 per share)--100.00%...................................................................  $43,156,915
                                                                                    -----------
                                                                                    -----------

-------------
   (a) Trading was temporarily suspended through November 8, 1996.

   (b) Fair valued security, aggregating $980,324 or 2.27% of net assets.

   (c) U.S. dollar denominated.

   (d) Non-income producing security.

 ADR American Depositary Receipt.

 GDR Global Depositary Receipt.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                  OCTOBER 31, 1996
                                                                                                  ----------------
ASSETS
Investments in securities, at value (cost $36,683,478)..........................................   $   42,019,493
Foreign currency (cost $1,319,291)..............................................................        1,336,135
Receivable for investment securities sold.......................................................           63,840
Dividends receivable............................................................................           29,549
Deferred organizational expenses................................................................          223,095
Prepaid expenses................................................................................           36,470
                                                                                                  ----------------
    Total assets................................................................................       43,708,582
                                                                                                  ----------------

LIABILITIES
Due to custodian................................................................................          371,465
Investment advisory fee payable.................................................................           45,278
Administration fee payable......................................................................            7,623
Accrued expenses and other liabilities..........................................................          127,301
                                                                                                  ----------------
    Total liabilities...........................................................................          551,667
                                                                                                  ----------------

NET ASSETS
Common stock, $0.001 par value; 2,807,169 shares issued and outstanding
  (100,000,000 shares authorized)...............................................................            2,807
Additional paid-in capital......................................................................       37,206,549
Accumulated net realized gain...................................................................          594,718
Net unrealized appreciation of investments and other assets and liabilities
  denominated in foreign currency...............................................................        5,352,841
                                                                                                  ----------------
    Net assets applicable to shares outstanding.................................................   $   43,156,915
                                                                                                  ----------------
                                                                                                  ----------------
NET ASSET VALUE PER SHARE.......................................................................           $15.37
                                                                                                  ----------------
                                                                                                  ----------------

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                                    FOR THE YEAR
                                                                                                       ENDED
                                                                                                  OCTOBER 31, 1996
                                                                                                  ----------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $55,418).........................................    $  1,056,972
Interest........................................................................................          86,000
                                                                                                  ----------------
                                                                                                       1,142,972
                                                                                                  ----------------
EXPENSES
Investment advisory fees........................................................................         487,467
Custody and accounting fees.....................................................................         187,230
Legal and audit fees............................................................................         159,125
Administration fees.............................................................................         125,000
Directors' fees and expenses....................................................................          91,735
Amortization of organizational expenses.........................................................          74,161
Shareholder reports expense.....................................................................          65,805
Insurance expense...............................................................................          38,838
New York Stock Exchange listing fee.............................................................          19,403
Transfer agent fees and expenses................................................................          12,996
Other expenses..................................................................................           6,678
                                                                                                  ----------------
Total expenses..................................................................................       1,268,438
Less: Fee waiver (Note 2).......................................................................         (35,000)
                                                                                                  ----------------
Net expenses....................................................................................       1,233,438
                                                                                                  ----------------
Net investment loss.............................................................................         (90,466)
                                                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investments...................................................................................         889,719
  Foreign currency transactions.................................................................        (207,921)
Net change in unrealized appreciation/depreciation of:
  Investments...................................................................................       4,751,990
  Other assets and liabilities denominated in foreign currency..................................          57,699
                                                                                                  ----------------
Net realized and unrealized gain on investments and foreign currency transactions...............       5,491,487
                                                                                                  ----------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS...........................................    $  5,401,021
                                                                                                  ----------------
                                                                                                  ----------------

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       FOR THE PERIOD
                                                                     FOR THE YEAR     NOVEMBER 4, 1994*
                                                                        ENDED              THROUGH
                                                                   OCTOBER 31, 1996   OCTOBER 31, 1995
                                                                   ----------------   -----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss).....................................    $   (90,466)        $    51,042
Net realized gain (loss) on investments and foreign currency
  transactions...................................................        681,798            (694,836)
Net change in unrealized appreciation/depreciation of investments and other assets and liabilities denominated in foreign
  currency.......................................................      4,809,689             543,152
                                                                   ----------------   -----------------
Total from investment operations.................................      5,401,021            (100,642)
                                                                   ----------------   -----------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares of common stock.....................       --                39,310,000
Offering costs charged to additional paid-in capital.............       --                (1,553,472)
                                                                   ----------------   -----------------
Total capital share transactions.................................       --                37,756,528
                                                                   ----------------   -----------------
Net increase in net assets.......................................      5,401,021          37,655,886

NET ASSETS
Beginning of period..............................................     37,755,894             100,008
                                                                   ----------------   -----------------
End of period....................................................    $43,156,915         $37,755,894
                                                                   ----------------   -----------------
                                                                   ----------------   -----------------

* Commencement of operations

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") was incorporated in the State of Maryland on July 29, 1994, as a non-diversified, closed-end management investment company. Prior to commencing operations on November 4, 1994, the Fund had no operations other than the sale to Foreign & Colonial Emerging Markets Limited (the "Investment Adviser") of 7,169 shares of common stock for $100,008 on October 25, 1994. Organizational costs of $370,000 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS--Portfolio securities for which market quotations are readily available are valued at the last sale price prior to the time of determination, if there was a sale on the date of determination or, if there was no sale on such day, at the mean between the last current bid and asked prices, or if there was no asked price, the bid price. Securities for which reliable market quotations or pricing services are not readily available are valued at fair value using methods determined in good faith by, or under procedures established by the Fund's Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days.

REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities denominated in a foreign currency are translated at the prevailing rates of exchange on the valuation date; and
(2) purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and other assets and liabilites denominated in foreign currency.

Net realized loss on foreign currency transactions of $207,921 represents foreign currency gains and losses from the holding of foreign currencies, sales and maturities of foreign debt securities, transactions in foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized gain on investments. To the extent they exceed net investment income and net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital. As a result of permanent book/tax differences, $298,387 has been reclassified from accumulated net investment loss to additional paid-in capital relating to net investment and net realized foreign currency losses during the year ended October 31, 1996. Net assets were not affected by this reclassification.

U.S. FEDERAL INCOME TAXES--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to U.S. federal excise tax. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

FOREIGN TAXES--The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the foreign countries in which it invests.

NOTE 2  INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. As compensation for its services to the Fund, the Investment Adviser is paid a monthly fee at the annual rate of 1.25% of the value of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), provides administrative services to the Fund under an Administration Agreement. As compensation for its services, the Administrator is paid a monthly fee at the annual rate of 0.15% of the value of the Fund's average weekly net assets, subject to a minimum annual fee of $125,000. For the year ended October 31, 1996, the Administrator voluntarily waived $35,000 of its fees.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at October 31, 1996 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of investments of $5,336,015 was composed of gross appreciation of $8,351,856 for those investments having an excess of value over cost, and gross depreciation of $3,015,841 for those investments having an excess of cost over value.

For the year ended October 31, 1996, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $12,613,816 and $11,460,769, respectively.

During the year ended October 31, 1996, the Fund utilized $295,001 of capital loss carryforwards.

NOTE 4  TRANSACTIONS WITH AFFILIATES

During the period ended October 31, 1995, PaineWebber, an affiliate of the Administrator, participated in the underwriting group as one of the managers in the offering of the Fund's common stock. PaineWebber informed the Fund that it received $198,355 in underwriting and management fees and $162,658 in selling concessions for the sale of 361,300 shares.

At October 31, 1996, the Foreign & Colonial Global Emerging Markets Exempt Fund owned 69,200 shares of the Fund.

NOTE 5  CONCENTRATION OF RISK

Investment in Middle East issuers involves certain risks and special considerations which are not typically associated with investing in securities issued by U.S. or Western European companies or governments, as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the security markets. In particular, securities markets and currencies of many Middle East countries, similar to those of other emerging market countries, have been subject to substantial price volatility and sudden market declines. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 6  CAPITAL STOCK

There were no transactions in common stock for the year ended October 31, 1996. Transactions in common stock for the period ended October 31, 1995 were as follows:

                                                                                            FOR THE PERIOD
                                                                                          NOVEMBER 4, 1994*
                                                                                               THROUGH
                                                                                           OCTOBER 31, 1995
                                                                                     ----------------------------
                                                                                        SHARES         AMOUNT
                                                                                     ------------  --------------
Net shares/proceeds from initial public offering...................................     2,800,000  $   39,310,000
Offering costs charged to additional paid-in capital...............................       --           (1,553,472)
                                                                                     ------------  --------------
                                                                                        2,800,000  $   37,756,528
                                                                                     ------------  --------------
                                                                                     ------------  --------------

* Commencement of operations.

At October 31, 1996, International Finance Corporation and Lazard Freres & Co. L.L.C. owned 500,000 and 386,900 shares, respectively, of the Fund.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below.

                                                                                       FOR THE PERIOD
                                                                     FOR THE YEAR     NOVEMBER 4, 1994*
                                                                        ENDED              THROUGH
                                                                   OCTOBER 31, 1996   OCTOBER 31, 1995
                                                                   ----------------   -----------------
Net asset value, beginning of period.............................      $    13.45          $ 14.04**
                                                                      --------            --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss).....................................            (.03)             .02
Net realized and unrealized gain (loss) on investments, options
 and foreign currency transactions...............................            1.95             (.06)
                                                                      --------            --------
  Total from investment operations...............................            1.92             (.04)
                                                                      --------            --------
CAPITAL SHARE TRANSACITONS
Offering costs charged to additional paid-in-capital.............      --                    (0.55)
                                                                      --------            --------
Net asset value, end of period...................................      $    15.37          $ 13.45
                                                                      --------            --------
                                                                      --------            --------
Market value, end of period......................................      $    12.375         $ 11.00
                                                                      --------            --------
                                                                      --------            --------
TOTAL INVESTMENT RETURN (a)(b)...................................        12.50%             (21.65)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).........................      $43,157             $37,756
Ratio of expenses to average net assets..........................         3.16%(c)            2.99%(d)(e)
Ratio of net investment income (loss) to average net assets......        (0.23)%(c)           0.13%(d)(e)
Portfolio turnover...............................................           30%                 19%
Average commission rate paid per share of common stock
 investments purchased/sold (f)..................................      $0.0027             --

NOTES:

 * Commencement of operations.

** Initial public offering price of $15.00 per share less an average underwriting discount of $0.96 per share.

(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(b) Total investment return for a period of less than one year is not annualized.

(c) The Administrator waived a portion of its fees during the year. If such waiver had not been made, the ratio of expenses to average net assets would have been 3.25% and the ratio of net investment loss to average net assets would have been (0.32)%.

(d) Annualized.

(e) The Investment Adviser and Administrator waived a portion of their fees during the period. If such waivers had not been made, the ratio of expenses to average net assets would have been 3.11% and the ratio of net investment income to average net assets would have been 0.01%.

(f) Disclosure effective for fiscal years beginning on or after September 1, 1995.

REPORT OF THE INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Foreign & Colonial Emerging Middle East Fund, Inc.

In our opinion, the accompanying statement of assets and liabilites, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") at October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 4, 1994 (commencement of operations) through October 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

December 10, 1996

CORPORATE INFORMATION

DIRECTORS

Audley W. Twiston Davies, Chairman and President
Bassam Aburdene
Albert Francke, III
Walter M. Noel, Jr.
Fred Arthur Rank Packard
David C. Patterson

OFFICERS

Audley W. Twiston Davies                Chairman and President
Arnab Banerji                           Executive Vice President
Jeffrey Chowdhry                        Executive Vice President
Ebru Ozsezgin                           Vice President
Michael Gabriel                         Treasurer and Secretary

INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY

ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANT

Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                                                                          [LOGO]

The Foreign & Colonial Emerging Middle East Fund, Inc.
1285 Avenue of the Americas
New York, NY 10019
Telephone: 212-713-2848
Fax: 212-713-4058

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY
Telephone: 44-171-628-1234
Fax: 44-171-628-2281

                     [LOGO]